Exhibit 99.2

Associated Estates Realty Corporation
Fourth Quarter 2012
Earnings Release and Supplemental Financial Data

Southpoint Village Apartments
100 Village Circle Way	Phone:	(888) 231-8547
Durham, NC 27713	Web Site:	southpointvillage.com

For more information, please contact:
Jeremy Goldberg
(216) 797-8715

Associated Estates Realty Corporation
Fourth Quarter 2012
Supplemental Financial Information

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This news release contains forward-looking statements based on current judgments and knowledge of management, which are subject to certain risks, trends and uncertainties that could cause actual results to vary from those projected, including but not limited to, expectations regarding the Company's 2013 performance, which are based on certain assumptions. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this news release. These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "expects," "projects," "believes," "plans," "anticipates" and similar expressions are intended to identify forward-looking statements. Investors are cautioned that the Company's forward-looking statements involve risks and uncertainty that could cause actual results to differ from estimates or projections contained in these forward-looking statements, including without limitation the following: changes in the economic climate in the markets in which the Company owns and manages properties, including interest rates, the overall level of economic activity, the availability of consumer credit and mortgage financing, unemployment rates and other factors; elimination or limitations to federal government support for Fannie Mae and/or Freddie Mac that might result in significantly reduced availability of mortgage financing sources as well as increases in interest rates for mortgage financing; the ability of the Company to refinance debt on favorable terms at maturity; risks of a lessening of demand for the multifamily units owned by the Company; competition from other available multifamily units and changes in market rental rates; the failure of development projects or redevelopment activities to achieve expected results due to, among other causes, construction and contracting risks, unanticipated increases in materials and/or labor, and delays in project completion and/or lease-up that result in increased costs and/or reduce the profitability of a completed project; increases in property and liability insurance costs; unanticipated increases in real estate taxes and other operating expenses; weather conditions that adversely affect operating expenses; expenditures that cannot be anticipated such as utility rate and usage increases and unanticipated repairs; inability of the Company to control operating expenses or achieve increases in revenue; shareholder ownership limitations that may discourage a takeover otherwise considered favorably by shareholders; the results of litigation filed or to be filed against the Company; changes in tax legislation; risks of personal injury claims and property damage related to mold claims that are not covered by the Company's insurance; catastrophic property damage losses that are not covered by the Company's insurance; the ability to acquire properties at prices consistent with the Company's investment criteria; risks associated with property acquisitions such as failure to achieve expected results or matters not discovered in due diligence; risks related to the perception of residents and prospective residents as to the attractiveness, convenience and safety of the Company's properties or the neighborhoods in which they are located; and other uncertainties and risk factors addressed in documents filed by the Company with the Securities and Exchange Commission, including, without limitation, the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q.

Associated Estates Realty Corporation
Fourth Quarter Earnings
ASSOCIATED ESTATES REALTY CORPORATION REPORTS FOURTH QUARTER
AND FULL YEAR RESULTS
Apartment Fundamentals Remain Strong
Fourth Quarter Same Community NOI up 7.9%
2013 Same Community NOI Guidance of 5.75% at the Midpoint

Cleveland, Ohio - February 5, 2013 - Associated Estates Realty Corporation (NYSE, NASDAQ: AEC) announced today its financial results for the fourth quarter and full year 2012. Funds from Operations (FFO) for the fourth quarter of 2012 was $0.34 per common share (diluted), compared with $0.26 per common share (diluted), for the fourth quarter of 2011, a 30.8% increase. FFO as adjusted for the fourth quarter of 2012 was $0.35 per common share (diluted), after adjusting for $332,000 of prepayment costs associated with the repayment of two mortgages on December 31, 2012 and the write-off of deferred financing fees totaling $356,000. There were no such adjustments in the fourth quarter of 2011.
Net income applicable to common shares was $6.9 million or $0.14 per common share (diluted) for the quarter ended December 31, 2012. This compared with a net loss applicable to common shares of $2.2 million or $(0.05) per common share (diluted) for the quarter ended December 31, 2011.
"We had a very solid year. Our portfolio of properties is uniquely positioned for continued strong performance," said Jeffrey I. Friedman, President and Chief Executive Officer. “Achieving our investment grade ratings was an important milestone and significantly enhances our financial flexibility,” Friedman continued.
A reconciliation of net income (loss) attributable to the Company to FFO, and to FFO as adjusted, is included on page 11.
Quarterly Same Community Portfolio Results
Net operating income (NOI) for the fourth quarter of 2012 for the Company's same community portfolio increased 7.9% when compared with the fourth quarter of 2011. Revenue increased 6.7% and property operating expenses increased 4.7%. Physical occupancy was 96.0% at the end of the fourth quarter versus 95.2% at the end of the fourth quarter of 2011. Average monthly net rent collected per unit for the same community properties was $1,076 compared with $1,010 for the fourth quarter of 2011, a 6.5% increase.
Full Year Performance
FFO as adjusted for the year ended December 31, 2012, increased 23.3% to $1.27 per common share (diluted) over 2011 FFO per common share (diluted) after adjusting for loan prepayment costs and the write-off of deferred financing fees which totaled $2.4 million. This was partially offset by a credit to expense of $279,000 in the first quarter for a refund of defeasance costs on a previously defeased loan. FFO as adjusted for the year ended December 31, 2011, was $1.03 per common share (diluted).
For the year ended December 31, 2012, net income applicable to common shares was $30.6 million, or $0.66 per common share (diluted), compared to net income applicable to common shares of $5.3 million, or $0.13 per common share (diluted), for the year ended December 31, 2011.
A reconciliation of net income (loss) attributable to the Company to FFO, and FFO as adjusted, is included on page 11.
For the year ended December 31, 2012, revenue for the Company's same community portfolio increased 6.0% and expenses grew 4.8%, resulting in a 6.9% increase in the Company's same community NOI compared to the year ended December 31, 2011.

Associated Estates Realty Corporation
Fourth Quarter Earnings

Additional quarterly and year-to-date financial information, including performance by region for the Company's portfolio, is included on pages 17 through 28.
2013 Outlook
Same community outlook for 2013:

•	Revenue Growth 4.00% to 5.00%

•	Expense Growth 2.00% to 3.00%

•	Property NOI Growth 5.25% to 6.25%
Detailed assumptions relating to the Company's guidance can be found on page 30.
Transactional Activity
On November 7, 2012, the Company sold Muirwood Bennell, a 164-unit property located in Columbus, OH for $7.3 million. This sale brought the aggregate 2012 disposition proceeds to $67.3 million. These sales consisted of six properties having an average age of 25 years, with a total of 1,356 units.
Quarterly Dividend on Common Shares
The Company announced on December 6, 2012, that a quarterly dividend of $0.19 per share had been declared on the Company's common shares. It was paid on February 1, 2013, to shareholders of record on January 15, 2013.  The dividend represents a 5.6% increase over the prior $0.18 per quarter dividend.
Capital Markets and Liquidity Activity
On October 19, 2012, as previously announced, the Company made certain modifications to its unsecured term loan, including increasing the amount to $150 million from $125 million and extending the maturity date to January 2018.
On October 17, 2012, the Company repaid the construction loan on its recently completed Vista Germantown property totaling $21.7 million. Additionally, on December 31, 2012, the Company prepaid two property specific mortgages. Inclusive of $332,000 of prepayment penalties, the total amount to fund these two prepayments was $33.6 million.
On January 22, 2013, the Company announced that it completed the issuance of $150 million of unsecured Senior Notes. The notes were offered in a private placement with two maturity tranches: $63 million 8-year maturity at 4.02% and $87 million 10-year maturity at 4.45%.  The $150 million total issuance has a weighted average term of 9.2 years at a weighted average interest rate of 4.27%. Proceeds from the issuance were used to repay borrowings under the Company's unsecured credit facility, including amounts borrowed in December to prepay the two mortgages noted above.

Associated Estates Realty Corporation
Fourth Quarter Earnings

Conference Call
A conference call to discuss the results will be held on February 6, 2013 at 2:00 p.m. Eastern. To participate in the call:
Via Telephone: The dial-in number is 800-860-2442, and the passcode is “Estates.” The call will be archived through February 21, 2013. The dial-in number for the replay is 877-344-7529 and the conference number for the replay is 10023231.
Via the Internet (listen only): Access the Company's website at AssociatedEstates.com. Please log on at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Select the "Fourth Quarter 2012 Earnings Conference Call" link. The webcast will be archived for 90 days.
Upcoming Events
The Company announced today its participation in Citi's 2013 Global Property CEO Conference scheduled for Sunday, March 3 through Wednesday, March 6 in Hollywood, FL.
Jeffrey I. Friedman, President and Chief Executive Officer, will participate in a roundtable discussion with investors, moderated by Eric Wolfe of Citi Investment Research & Analysis. As part of the conference, Friedman will also conduct meetings with various investors. A copy of all presentation materials to be used at the conference will be posted to the Investors section of the Company's website.

Associated Estates Realty Corporation
Financial and Operating Highlights
For the Three and Twelve Months Ended December 31, 2012 and 2011
(Unaudited; in thousands, except per share and ratio data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
OPERATING INFORMATION	2012	2011	2012	2011
Total revenue	$46,964	$39,903	$174,868	$165,067
Property revenue	$46,581	$39,101	$173,822	$148,198
Net income (loss) attributable to AERC	$6,911	$(2,213)	$30,592	$5,328
Per share - basic	$0.14	$(0.05)	$0.66	$0.13
Per share - diluted	$0.14	$(0.05)	$0.66	$0.13
Funds from Operations (FFO) (1)	$16,981	$10,930	$57,179	$42,707
FFO as adjusted (1)	$17,669	$10,930	$59,330	$42,707
FFO per share - diluted	$0.34	$0.26	$1.23	$1.03
FFO as adjusted per share - diluted	$0.35	$0.26	$1.27	$1.03
Funds Available for Distribution (FAD) (1)	$15,715	$8,868	$52,820	$36,417
Dividends per share	$0.18	$0.17	$0.71	$0.68
Payout ratio - FFO	52.9%	65.4%	57.7%	66.0%
Payout ratio - FFO as adjusted	51.4%	65.4%	55.9%	66.0%
Payout ratio - FAD	58.1%	81.0%	62.8%	78.2%
General and administrative expense	$4,426	$4,214	$16,995	$15,944
Development costs	$64	$178	$864	$435
Personnel - allocated	$1,108	$906	$4,099	$3,455
Costs associated with acquisitions	$32	$236	$798	$539
Interest expense (2)	$6,574	$7,544	$26,568	$28,829
Interest coverage ratio (3)	3.38:1	2.30:1	2.98:1	2.34:1
Fixed charge coverage ratio (4)	3.38:1	2.30:1	2.98:1	2.34:1
General and administrative expense to property revenue	9.5%	10.8%	9.8%	10.8%
Personnel - allocated to property revenue	2.4%	2.3%	2.4%	2.3%
Interest expense to property revenue (2)	14.1%	19.3%	15.3%	19.5%
Property NOI (5)	$29,261	$24,042	$105,591	$89,156
ROA (6)	7.9%	7.7%	7.9%	7.7%
Same Community revenue increase	6.7%	4.3%	6.0%	3.8%
Same Community expense increase	4.7%	5.0%	4.8%	1.2%
Same Community NOI increase	7.9%	4.0%	6.9%	5.7%
Same Community operating margins	62.6%	61.9%	60.8%	60.3%

(1)	See page 11 for a reconciliation of net income (loss) attributable to AERC to these non-GAAP measurements and page 31 for our definition of these non-GAAP measurements.

(2)
Excludes amortization of financing fees for the three and twelve months of $495 and $2,119 for 2012 and $507 and $1,940 for 2011.  The three and twelve months ended December 31, 2012 excludes $688 and $2.4 million of prepayment costs. In addition the twelve months ended December 31, 2012 excludes $(279) for refunds on previously defeased loan.

(3)
Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding prepayment costs/refunds.  Individual line items in this calculation include results from discontinued operations where applicable.  See page 32 for a reconciliation of net income (loss) applicable to common shares to EBITDA and our definition of EBITDA.

(4)
Represents interest expense, including capitalized interest, and preferred stock dividend payment coverage, excluding prepayment costs/refunds.  Individual line items in this calculation include discontinued operations where applicable.

(5)	See page 33 for a reconciliation of net income (loss) attributable to AERC to this non-GAAP measurement and our definition of this non-GAAP measurement.

(6)
ROA is calculated as trailing twelve month Property NOI divided by average gross real estate assets, excluding properties currently under development or held for sale.  Gross real estate assets for acquired properties are prorated based upon the percentage of time owned.

Associated Estates Realty Corporation
Financial and Operating Highlights
Fourth Quarter 2012
(Unaudited; in thousands, except per share and ratio data)

	December 31,	December 31,
CAPITALIZATION DATA	2012	2011

Net real estate assets	$1,139,917	$986,834
Total assets	$1,172,477	$1,018,493

Debt	$716,778	$664,788
Noncontrolling redeemable interest	$3,078	$2,763
Total shareholders' equity attributable to AERC	$403,398	$308,793

Common shares outstanding	49,527	42,331
Share price, end of period	$16.12	$15.95

Total capitalization	$1,515,153	$1,339,967

Undepreciated book value of real estate assets	$1,511,647	$1,345,439

Debt to undepreciated book value of real estate assets	47.4%	49.4%

Secured debt to undepreciated book value	24.9%	35.8%

Annual dividend (1)	$0.72	$0.68

Annual dividend yield based on share price, end of period	4.5%	4.3%

(1)	Dividend was increased from $0.18 per share per quarter to $0.19 per share per quarter effective with the dividend payable on February 1, 2013.

Associated Estates Realty Corporation
Financial and Operating Highlights
Fourth Quarter 2012

		Number of
PORTFOLIO INFORMATION	Properties	Units	Average Age

Company Portfolio:
Same Community:
Midwest	27	6,362	19
Mid-Atlantic	9	2,803	11
Southeast	7	2,469	13
Southwest	1	222	13
Total Same Community	44	11,856	16

Acquisitions	7	1,852	7
Development (1)	1	242	—
Total Company Portfolio	52	13,950	14

(1)	Reflects a 242-unit community located in Nashville, Tennessee.

Associated Estates Realty Corporation
Condensed Consolidated Balance Sheets
Fourth Quarter 2012
(Unaudited; dollar amount in thousands)

	December 31,	December 31,
	2012	2011
ASSETS
Real estate assets
Investment in real estate	$1,501,198	$1,323,139
Construction in progress	10,449	22,300
Less: Accumulated depreciation	(371,730)	(358,605)
Net real estate	1,139,917	986,834
Cash and cash equivalents	4,740	4,328
Restricted cash	4,429	6,901
Other assets	23,391	20,430
Total assets	$1,172,477	$1,018,493

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage notes payable	$376,278	$481,788
Unsecured revolving credit facility	190,500	58,000
Unsecured term loan	150,000	125,000
Total debt	716,778	664,788
Accounts payable and other liabilities	49,223	42,149
Total liabilities	766,001	706,937

Noncontrolling redeemable interest	1,734	1,734

Equity
Common shares, without par value; $.10 stated value; 91,000,000 authorized
49,526,639 issued and outstanding at December 31, 2012, and 46,570,763
issued and 42,330,899 outstanding at December 31, 2011, respectively	4,953	4,657
Paid-in capital	634,587	583,172
Accumulated distributions in excess of accumulated net income	(233,208)	(228,545)
Accumulated other comprehensive loss	(2,934)	(405)
Less: Treasury shares, at cost, 0 and 4,239,864 shares
at December 31, 2012 and December 31, 2011, respectively	—	(50,086)
Total shareholders' equity attributable to AERC	403,398	308,793
Noncontrolling interest	1,344	1,029
Total equity	404,742	309,822
Total liabilities and equity	$1,172,477	$1,018,493

Associated Estates Realty Corporation
Consolidated Statements of Operations and Comprehensive Income
Three and Twelve Months Ended December 31, 2012 and 2011
(Unaudited; dollar and share amounts in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
REVENUE
Property revenue	$46,581	$39,101	$173,822	$148,198
Office revenue	383	—	1,046	—
Construction and other services	—	802	—	16,869
Total revenue	46,964	39,903	174,868	165,067

EXPENSES
Property operating and maintenance	17,320	15,059	68,231	59,042
Depreciation and amortization	14,632	12,973	54,306	50,321
Construction and other services	(6)	1,845	176	19,297
General and administrative	4,426	4,214	16,995	15,944
Development costs	64	178	864	435
Costs associated with acquisitions	32	236	798	539
Total expenses	36,468	34,505	141,370	145,578
Operating income	10,496	5,398	33,498	19,489
Interest expense	(7,757)	(8,051)	(30,838)	(30,769)
Income (loss) from continuing operations	2,739	(2,653)	2,660	(11,280)
Income from discontinued operations:
Operating income, net of interest expense	162	443	1,102	2,051
Gain on disposition of properties	4,030	—	26,849	14,597
Income from discontinued operations	4,192	443	27,951	16,648
Net income (loss)	6,931	(2,210)	30,611	5,368
Net income attributable to noncontrolling redeemable interest	(20)	(3)	(19)	(40)
Net income (loss) attributable to AERC	$6,911	$(2,213)	$30,592	$5,328

Earnings per common share - basic:
Income (loss) from continuing operations applicable to common shares	$0.05	$(0.06)	$0.06	$(0.27)
Income from discontinued operations	0.09	0.01	0.60	0.40
Net income (loss) attributable to AERC - basic	$0.14	$(0.05)	$0.66	$0.13

Earnings per common share - diluted:
Income (loss) from continuing operations applicable to common shares	$0.05	$(0.06)	$0.06	$(0.27)
Income from discontinued operations	0.09	0.01	0.60	0.40
Net income (loss) attributable to AERC - diluted	$0.14	$(0.05)	$0.66	$0.13

Other comprehensive income:
Net income (loss)	$6,931	$(2,210)	$30,611	$5,368
Change in fair value and reclassification of hedge instruments	—	(405)	(2,529)	(405)
Total comprehensive income (loss)	6,931	(2,615)	28,082	4,963
Comprehensive income attributable to noncontrolling interests	(20)	(3)	(19)	(40)
Total comprehensive income (loss) attributable to AERC	$6,911	$(2,618)	$28,063	$4,923

Weighted average shares outstanding - basic	49,478	42,255	46,063	41,657

Weighted average shares outstanding - diluted	49,984	42,255	46,553	41,657

Associated Estates Realty Corporation
Reconciliation of Funds from Operations (FFO) and Funds Available for Distribution (FAD)
For the Three and Twelve Months Ended December 31, 2012 and 2011
(In thousands; except per share data)

		Three Months Ended		Twelve Months Ended
		December 31,		December 31,
		2012	2011	2012	2011
CALCULATION OF FFO AND FAD
Net income (loss) attributable to AERC		$6,911	$(2,213)	$30,592	$5,328

Add:	Depreciation - real estate assets	12,868	11,435	48,547	44,006
	Amortization of intangible assets	1,232	1,708	4,889	7,970
Less:	Gain on disposition of properties	(4,030)	—	(26,849)	(14,597)

	Funds from Operations (FFO) (1)	16,981	10,930	57,179	42,707

Add:	Prepayment costs	688	—	2,430	—
Less:	Refund of defeasance costs on previously defeased loan	—	—	(279)	—

	Funds from Operations as adjusted (1)	17,669	10,930	59,330	42,707

Add:	Depreciation - other assets	532	511	2,108	1,954
	Amortization of deferred financing fees	495	513	2,128	1,970
Less:	Recurring fixed asset additions (2)	(2,981)	(3,086)	(10,746)	(10,214)
	Funds Available for Distribution (FAD) (1)	$15,715	$8,868	$52,820	$36,417

Weighted average shares outstanding - diluted (3)		49,984	42,255	46,553	41,657

PER SHARE INFORMATION:
FFO - diluted		$0.34	$0.26	$1.23	$1.03
FFO as adjusted - diluted		$0.35	$0.26	$1.27	$1.03
Dividends		$0.18	$0.17	$0.71	$0.68

Payout ratio - FFO		52.9%	65.4%	57.7%	66.0%
Payout ratio - FFO as adjusted		51.4%	65.4%	55.9%	66.0%
Payout ratio - FAD		58.1%	81.0%	62.8%	78.2%

(1)	See page 31 for our definition of these non-GAAP measurements. Individual line items included in FFO and FAD calculations include results from discontinued operations where applicable.

(2)	Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.

(3)
The Company has excluded 135 stock options for the three and twelve months ended December 31, 2012 as their inclusion would be anti-dilutive. The Company has also excluded 536 and 538 common share equivalents from the three and twelve months ended December 31, 2011 calculation, used in the computation of earnings per share and FFO per share, as they would be anti-dilutive to the loss from continuing operations.

Associated Estates Realty Corporation
Discontinued Operations (1)
Three Months Ended December 31, 2012 and 2011
(Unaudited; dollar amounts in thousands)

	Three Months Ended
	December 31,
	2012	2011
REVENUE
Property Revenue	$203	$2,784

EXPENSES
Property operating and maintenance	41	1,338
Depreciation and amortization	—	681
Total expenses	41	2,019
Operating income	162	765
Interest expense	—	(322)
Gain on disposition of properties	4,030	—
Income from discontinued operations	$4,192	$443

(1)
The Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations. Real estate assets that are classified as held for sale are also reported as discontinued operations. The Company generally classifies properties held for sale when all significant contingencies surrounding the closing have been resolved. In many transactions, these contingencies are not satisfied until the actual closing of the transaction. Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

Included in the table above are six properties disposed of in 2012 and two properties disposed of in 2011.

Associated Estates Realty Corporation
Discontinued Operations (1)
Twelve Months Ended December 31, 2012 and 2011
(Unaudited; dollar amounts in thousands)

	Twelve Months Ended
	December 31,
	2012	2011
REVENUE
Property revenue	$5,334	$14,101

EXPENSE
Property operating and maintenance	2,748	7,028
Depreciation and amortization	1,238	3,609
Total expenses	3,986	10,637
Operating income	1,348	3,464
Interest expense	(246)	(1,413)
Gain on disposition of properties	26,849	14,597
Income from discontinued operations	$27,951	$16,648

(1)
The Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations. Real estate assets that are classified as held for sale are also reported as discontinued operations. The Company generally classifies properties held for sale when all significant contingencies surrounding the closing have been resolved. In many transactions, these contingencies are not satisfied until the actual closing of the transaction. Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

Included in the table above are six properties disposed of in 2012 and two properties disposed of in 2011.

Associated Estates Realty Corporation
Development Pipeline
As of December 31, 2012
(Unaudited; dollar amounts in thousands)

This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on page 2 of this document for a list of risk factors.
Completed Development

			Total			Actual Dates for
	Ownership	Total	Capital	Cost to	Total	Construction	Initial	Construction	Stabilized	%
Completed	%	Units	Cost	Date	Debt	Start	Occupancy	Completion	Operations (2)	Occupied

Vista Germantown	90.0%	242	$36,447	$36,447	$—	Q4 2010	Q1 2012	Q3 2012	Q4 2012	97.1%
Nashville, TN
Total		242	$36,447	$36,447	$—
Current Development

			Total
			Estimated			Estimated Dates for
Under	Ownership	Total	Capital	Cost to	Total	Construction	Initial	Construction	Stabilized	%	%
Construction	%	Units	Cost (1)	Date	Debt	Start	Occupancy	Completion	Operations (2)	Leased	Occupied

San Raphael Phase II	100.0%	99	$13,750	$4,933	$—	Q2 2012	Q3 2013	Q4 2013	Q1 2014	N/A	N/A
Dallas, TX
Bethesda	97.0% (4)	140	$53,400	$15,762	$—	Q4 2012	Q4 2014	Q1 2015	Q3 2015	N/A	N/A
Bethesda, MD
Total		239	$67,150	$20,695	$—
Future Development Pipeline - Unimproved Land

			Estimated Number
Name	Location	Ownership %	of Units (3)	Cost to Date

Turtle Creek	Dallas, Texas	100.0%	250	$8,563

The Desmond on Wilshire	Los Angeles, California	100.0%	175	$18,886
Total			425	$27,449

(1)	Total capital cost represents estimated costs for projects under development inclusive of all capitalized costs in accordance with GAAP.

(2)	We define stabilized occupancy as the earlier of the attainment of 93.0% physical occupancy or one year after the completion of construction.

(3)	Based on current projections as of February 5, 2013.

(4)	Ownership percentage based on current equity of the joint venture and is subject to change based on potential total equity. Joint venture partner contribution is $350 as of December 31, 2012.

Associated Estates Realty Corporation
Overview of Operating Expenses Related to Repairs and Maintenance and Capitalized Expenditures
(In thousands; except estimated GAAP useful life and cost per unit)

		Twelve Months Ended
	Estimated	December 31, 2012
	GAAP Useful		Cost Per
	Life (Years)	Amount	Unit (1)
OPERATING EXPENSES RELATED TO REPAIRS AND MAINTENANCE
Repairs and maintenance (2)		$11,196	$818
Maintenance personnel labor cost (2)		7,209	526
Total Operating Expenses Related to Repairs and Maintenance		18,405	1,344

CAPITAL EXPENDITURES
Recurring Capital Expenditures (3)
Amenities	5	299	22
Appliances	5	1,191	87
Building improvements	14	2,407	176
Carpet and flooring	5	3,194	233
Office/Model	5	87	6
HVAC and mechanicals	15	924	67
Landscaping and grounds	14	2,241	164
Unit improvements	5	62	5
Total Recurring Capital Expenditures - Properties		10,405	760
Corporate capital expenditures		341	25
Total Recurring Capital Expenditures		10,746	785
Total Recurring Capital Expenditures and Repairs and Maintenance		$29,151	$2,129

Total Recurring Capital Expenditures		$10,746
Investment/Revenue Enhancing/Non-Recurring Expenditures (4)
Building improvements - unit upgrades	Various	486
Building improvements - other	20	1,018
Ground improvements	Various	136
Total Investment/Revenue Enhancing/Non-Recurring Expenditures		1,640
Grand Total Capital Expenditures		$12,386

(1)	Calculated using weighted average units owned during the twelve months ended December 31, 2012 of 13,694.

(2)	Included in property operating and maintenance expense in the Consolidated Statements of Operations and Comprehensive Income.

(3)	See page 33 for our definition of recurring fixed asset additions.

(4)	See page 33 for our definition of investment/revenue enhancing and/or non-recurring fixed asset additions.

Associated Estates Realty Corporation
Construction and Other Services, General and Administrative Expense, Development
Costs and Personnel - Allocated
For the Three and Twelve Months Ended December 31, 2012 and 2011
(Unaudited; in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
Construction and Other Services
Revenue	$—	$802	$—	$16,869
Expense	(6)	1,845	176	19,297
Construction and other services net income (loss)	$6	$(1,043)	$(176)	$(2,428)

General and Administrative, Development Costs
and Personnel - Allocated
General and administrative expense (1)	$4,426	$4,214	$16,995	$15,944
Development costs	64	178	864	435
Personnel - allocated (2)	1,108	906	4,099	3,455
Total expense	$5,598	$5,298	$21,958	$19,834

(1)	As reported per the Consolidated Statement of Operations and Comprehensive Income.

(2)	Represents general and administrative expense allocations to property operating and maintenance expenses.

Associated Estates Realty Corporation
Same Community Data (1)
Operating Results for the Last Five Quarters
(Unaudited; in thousands, except unit totals and per unit amounts)

	Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011

Property Revenue	$41,120	$41,094	$40,198	$39,284	$38,553
Property Operating and
Maintenance Expenses
Personnel - on site	3,518	3,537	3,523	3,659	3,373
Personnel - allocated	979	976	949	923	895
Advertising	403	428	422	411	398
Utilities	1,939	2,104	1,870	1,951	1,940
Repairs and maintenance	2,207	2,770	2,720	2,373	2,136
Real estate taxes and insurance	5,236	5,542	5,353	5,199	4,749
Other operating	1,107	1,128	1,102	1,103	1,207
Total Expenses	15,389	16,485	15,939	15,619	14,698

Property Net Operating Income	$25,731	$24,609	$24,259	$23,665	$23,855

Operating Margin	62.6%	59.9%	60.3%	60.2%	61.9%

Personnel - Allocated to
Property Revenue	2.4%	2.4%	2.4%	2.3%	2.3%

Total Number of Units	12,328	12,328	12,328	12,328	12,328

NOI Per Unit	$2,087	$1,996	$1,968	$1,920	$1,935

Average Net Rents Per Unit (2)	$1,122	$1,112	$1,094	$1,086	$1,088

Average Net Rent Collected Per Unit (3)	$1,076	$1,072	$1,051	$1,030	$1,010

Physical Occupancy - End of Period (4)	96.0%	97.2%	97.0%	97.2%	95.2%

(1)
The results for all quarters include Waterstone at Wellington, which was acquired June 2011 and Dwell Vienna Metro, which was acquired in August 2011, but excludes The Brixton, which was acquired in October 2011.

(2)	Represents gross potential rents less concessions.

(3)	Represents gross potential rents less vacancies and concessions.

(4)	Is defined as number of units occupied divided by total number of units.

Associated Estates Realty Corporation
Same Community Data (1)
Operating Results for the Twelve Months Ended December 31, 2012 and 2011
(Unaudited; in thousands, except unit totals and per unit amounts)

	Twelve Months Ended
	December 31,
	2012	2011
Property Revenue	$152,275	$143,597

Property Operating and Maintenance Expenses
Personnel - on site	13,594	12,773
Personnel - allocated	3,604	3,355
Advertising	1,541	1,452
Utilities	7,465	7,394
Repairs and maintenance	9,499	9,092
Real estate taxes and insurance	19,800	18,442
Other operating	4,234	4,510
Total Expenses	59,737	57,018

Property Net Operating Income	$92,538	$86,579

Operating Margin	60.8%	60.3%

Personnel - Allocated to Property Revenue	2.4%	2.3%

Total Number of Units	11,856	11,856

NOI Per Unit	$7,805	$7,303

Average Net Rents Per Unit (2)	$1,080	$1,038

Average Net Rent Collected Per Unit (3)	$1,035	$977

Physical Occupancy - End of Period (4)	96.0%	95.2%

(1)
The results shown for both years exclude Waterstone at Wellington, which was acquired in June 2011, Dwell Vienna Metro, which was acquired in August 2011 and The Brixton, which was acquired in October 2011.

(2)	Represents gross potential rents less concessions.

(3)	Represents gross potential rents less vacancies and concessions.

(4)	Is defined as number of units occupied divided by total number of units.

Associated Estates Realty Corporation
Same Community Data
As of December 31, 2012 and 2011
(Unaudited)

			Net Rent Collected			Net Rents			Average Rent			Physical		Turnover
			per Unit (1)			per Unit (2)			per Unit (3)			Occupancy (4)		Ratio (5)
	No. of	Average	Q4	Q4%		Q4	Q4%		Q4	Q4%		Q4	Q4	Q4	Q4
	Units	Age (6)	2012	2011	Change	2012	2011	Change	2012	2011	Change	2012	2011	2012	2011
Midwest Properties
Indiana	836	16	$871	$852	2.2%	$904	$886	2.0%	$913	$923	(1.1)%	96.1%	97.7%	46.9%	33.0%
Southeast Michigan	1,778	19	899	836	7.5%	936	871	7.5%	946	923	2.5%	95.5%	97.0%	44.1%	41.2%
Western Michigan	438	21	818	762	7.3%	844	781	8.1%	846	807	4.8%	98.6%	98.9%	53.0%	43.8%
Central Ohio	2,007	21	912	851	7.2%	946	897	5.5%	949	910	4.3%	96.3%	95.6%	46.0%	46.8%
Northeastern Ohio	1,303	17	1,049	978	7.3%	1,096	1,034	6.0%	1,102	1,061	3.9%	95.1%	96.2%	61.4%	47.0%
Total Midwest	6,362	19	925	867	6.7%	961	908	5.8%	968	939	3.1%	96.0%	96.6%	49.2%	43.3%

Mid-Atlantic Properties
Maryland	315	26	1,472	1,403	4.9%	1,548	1,520	1.8%	1,565	1,547	1.2%	96.8%	96.5%	36.8%	47.0%
Metro DC	602	17	1,591	1,520	4.7%	1,658	1,647	0.7%	1,675	1,667	0.5%	96.8%	95.7%	38.5%	51.8%
Northern Virginia	1,272	7	1,517	1,422	6.7%	1,583	1,535	3.1%	1,600	1,570	1.9%	95.6%	95.5%	56.6%	53.1%
Southeast Virginia	864	6	1,132	1,095	3.4%	1,188	1,189	(0.1)%	1,202	1,235	(2.7)%	95.7%	95.1%	46.8%	56.5%
Total Mid-Atlantic	3,053	11	1,418	1,347	5.3%	1,483	1,458	1.7%	1,498	1,492	0.4%	96.0%	95.5%	48.2%	53.2%

Southeast Properties
Central Florida	288	9	1,031	989	4.2%	1,073	1,038	3.4%	1,087	1,147	(5.2)%	97.9%	96.9%	50.0%	51.4%
Southeast Florida	1,206	14	1,267	1,211	4.6%	1,323	1,310	1.0%	1,337	1,428	(6.4)%	96.4%	95.7%	48.8%	47.8%
Georgia	1,197	14	849	736	15.4%	892	915	(2.5)%	912	1,055	(13.6)%	95.1%	85.5%	48.5%	57.5%
Total Southeast	2,691	12	1,056	976	8.2%	1,104	1,105	(0.1)%	1,121	1,232	(9.0)%	95.9%	91.3%	48.8%	52.5%

Southwest Properties
Texas	222	13	937	887	5.6%	976	932	4.7%	997	1,030	(3.2)%	97.7%	97.3%	52.3%	59.5%
Total Southwest	222	13	937	887	5.6%	976	932	4.7%	997	1,030	(3.2)%	97.7%	97.3%	52.3%	59.5%

Total/Average Same
Community	12,328	15	$1,076	$1,010	6.5%	$1,122	$1,088	3.1%	$1,133	$1,142	(0.8)%	96.0%	95.2%	48.9%	48.0%

(1)	Represents gross potential rents less vacancies and concessions for all units divided by the number of units in a market.

(2)	Represents gross potential rents less concessions for all units divided by the number of units in a market.

(3)	Represents gross potential rents for all units divided by the number of units in a market.

(4)	Represents physical occupancy at the end of the quarter.

(5)	Represents the number of units turned over for the quarter, divided by the number of units in a market, annualized.

(6)	Age shown in years.

Associated Estates Realty Corporation
Sequential Property Revenue
For the Three Months Ended December 31, 2012 and September 30, 2012
(Unaudited; in thousands, except unit totals)

		Q4	Q3	Q4	Q3
	No. of	Physical	Physical	2012	2012	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	96.1%	98.3%	$2,256	$2,267	$(11)	(0.5)%
Southeast Michigan	1,778	95.5%	97.5%	4,958	4,882	76	1.6%
Western Michigan	438	98.6%	97.0%	1,140	1,132	8	0.7%
Central Ohio	2,007	96.3%	97.7%	5,696	5,683	13	0.2%
Northeast Ohio	1,303	95.1%	97.4%	4,288	4,293	(5)	(0.1)%
Total Midwest Properties	6,362	96.0%	97.6%	18,338	18,257	81	0.4%

Mid-Atlantic Properties
Maryland	315	96.8%	98.4%	1,408	1,421	(13)	(0.9)%
Metro DC	602	96.8%	97.2%	2,932	2,950	(18)	(0.6)%
Northern Virginia	1,272	95.6%	97.2%	5,982	5,961	21	0.4%
Southeast Virginia	864	95.7%	96.4%	3,017	3,064	(47)	(1.5)%
Total Mid-Atlantic Properties	3,053	96.0%	97.1%	13,339	13,396	(57)	(0.4)%

Southeast Properties
Central Florida	288	97.9%	96.9%	913	914	(1)	(0.1)%
Southeast Florida	1,206	96.4%	97.2%	4,715	4,723	(8)	(0.2)%
Georgia	1,197	95.1%	95.7%	3,163	3,169	(6)	(0.2)%
Total Southeast Properties	2,691	95.9%	96.5%	8,791	8,806	(15)	(0.2)%

Southwest Properties
Texas	222	97.7%	96.8%	652	635	17	2.7%
Total Southwest Properties	222	97.7%	96.8%	652	635	17	2.7%
Total Same Community	12,328	96.0%	97.2%	41,120	41,094	26	0.1%

Acquisitions (2)
North Carolina	760	94.3%	95.7%	2,438	1,788	650	36.4%
Texas	620	95.5%	95.8%	1,976	1,721	255	14.8%

Development
Tennessee	242	97.1%	90.5%	1,047	888	159	17.9%

Total Property Revenue	13,950	95.9%	97.0%	$46,581	$45,491	$1,090	2.4%

(1)	Represents physical occupancy at the end of the quarter.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Sequential Property Operating Expenses
For the Three Months Ended December 31, 2012 and September 30, 2012
(Unaudited; in thousands, except unit totals)

		Q4	Q3	Q4	Q3
	No. of	Physical	Physical	2012	2012	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	96.1%	98.3%	$843	$969	$(126)	(13.0)%
Southeast Michigan	1,778	95.5%	97.5%	1,954	2,084	(130)	(6.2)%
Western Michigan	438	98.6%	97.0%	467	505	(38)	(7.5)%
Central Ohio	2,007	96.3%	97.7%	2,442	2,512	(70)	(2.8)%
Northeast Ohio	1,303	95.1%	97.4%	1,586	1,547	39	2.5%
Total Midwest Properties	6,362	96.0%	97.6%	7,292	7,617	(325)	(4.3)%

Mid-Atlantic Properties
Maryland	315	96.8%	98.4%	471	500	(29)	(5.8)%
Metro DC	602	96.8%	97.2%	809	999	(190)	(19.0)%
Northern Virginia	1,272	95.6%	97.2%	1,867	1,926	(59)	(3.1)%
Southeast Virginia	864	95.7%	96.4%	897	1,039	(142)	(13.7)%
Total Mid-Atlantic Properties	3,053	96.0%	97.1%	4,044	4,464	(420)	(9.4)%

Southeast Properties
Central Florida	288	97.9%	96.9%	347	396	(49)	(12.4)%
Southeast Florida	1,206	96.4%	97.2%	1,958	2,119	(161)	(7.6)%
Georgia	1,197	95.1%	95.7%	1,476	1,599	(123)	(7.7)%
Total Southeast Properties	2,691	95.9%	96.5%	3,781	4,114	(333)	(8.1)%

Southwest Properties
Texas	222	97.7%	96.8%	272	290	(18)	(6.2)%
Total Southwest Properties	222	97.7%	96.8%	272	290	(18)	(6.2)%
Total Same Community	12,328	96.0%	97.2%	15,389	16,485	(1,096)	(6.6)%

Acquisitions (2)
North Carolina	760	94.3%	95.7%	825	611	214	35.0%
Texas	620	95.5%	95.8%	821	843	(22)	(2.6)%

Development
Tennessee	242	97.1%	90.5%	285	331	(46)	(13.9)%

Total Property Operating Expenses	13,950	95.9%	97.0%	$17,320	$18,270	$(950)	(5.2)%

(1)	Represents physical occupancy at the end of the quarter.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Sequential Property Net Operating Income (Property NOI)
For the Three Months Ended December 31, 2012 and September 30, 2012
(Unaudited; in thousands, except unit totals)

		Q4	Q3	Q4	Q3
	No. of	Physical	Physical	2012	2012	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	96.1%	98.3%	$1,413	$1,298	$115	8.9%
Southeast Michigan	1,778	95.5%	97.5%	3,004	2,798	206	7.4%
Western Michigan	438	98.6%	97.0%	673	627	46	7.3%
Central Ohio	2,007	96.3%	97.7%	3,254	3,171	83	2.6%
Northeast Ohio	1,303	95.1%	97.4%	2,702	2,746	(44)	(1.6)%
Total Midwest Properties	6,362	96.0%	97.6%	11,046	10,640	406	3.8%

Mid-Atlantic Properties
Maryland	315	96.8%	98.4%	937	921	16	1.7%
Metro DC	602	96.8%	97.2%	2,123	1,951	172	8.8%
Northern Virginia	1,272	95.6%	97.2%	4,115	4,035	80	2.0%
Southeast Virginia	864	95.7%	96.4%	2,120	2,025	95	4.7%
Total Mid-Atlantic Properties	3,053	96.0%	97.1%	9,295	8,932	363	4.1%

Southeast Properties
Central Florida	288	97.9%	96.9%	566	518	48	9.3%
Southeast Florida	1,206	96.4%	97.2%	2,757	2,604	153	5.9%
Georgia	1,197	95.1%	95.7%	1,687	1,570	117	7.5%
Total Southeast Properties	2,691	95.9%	96.5%	5,010	4,692	318	6.8%

Southwest Properties
Texas	222	97.7%	96.8%	380	345	35	10.1%
Total Southwest Properties	222	97.7%	96.8%	380	345	35	10.1%
Total Same Community	12,328	96.0%	97.2%	25,731	24,609	1,122	4.6%

Acquisitions (3)
North Carolina	760	94.3%	95.7%	1,613	1,177	436	37.0%
Texas	620	95.5%	95.8%	1,155	878	277	31.5%

Development
Tennessee	242	97.1%	90.5%	762	557	205	36.8%
Total Property NOI	13,950	95.9%	97.0%	$29,261	$27,221	$2,040	7.5%

(1)	See page 33 for a reconciliation of net income (loss) attributable to AERC to this non-GAAP measurement and for our definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Fourth Quarter Property Revenue
For the Three Months Ended December 31, 2012 and 2011
(Unaudited; in thousands, except unit totals)

		2012	2011	Q4	Q4
	No. of	Physical	Physical	2012	2011	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	96.1%	97.7%	$2,256	$2,202	$54	2.5%
Southeast Michigan	1,778	95.5%	97.0%	4,958	4,607	351	7.6%
Western Michigan	438	98.6%	98.9%	1,140	1,058	82	7.8%
Central Ohio	2,007	96.3%	95.6%	5,696	5,290	406	7.7%
Northeast Ohio	1,303	95.1%	96.2%	4,288	3,971	317	8.0%
Total Midwest Properties	6,362	96.0%	96.6%	18,338	17,128	1,210	7.1%

Mid-Atlantic Properties
Maryland	315	96.8%	96.5%	1,408	1,348	60	4.5%
Metro DC	602	96.8%	95.7%	2,932	2,822	110	3.9%
Northern Virginia	1,272	95.6%	95.5%	5,982	5,616	366	6.5%
Southeast Virginia	864	95.7%	95.1%	3,017	2,914	103	3.5%
Total Mid-Atlantic Properties	3,053	96.0%	95.5%	13,339	12,700	639	5.0%

Southeast Properties
Central Florida	288	97.9%	96.9%	913	877	36	4.1%
Southeast Florida	1,206	96.4%	95.7%	4,715	4,515	200	4.4%
Georgia	1,197	95.1%	85.5%	3,163	2,722	441	16.2%
Total Southeast Properties	2,691	95.9%	91.3%	8,791	8,114	677	8.3%

Southwest Properties
Texas	222	97.7%	97.3%	652	611	41	6.7%
Total Southwest Properties	222	97.7%	97.3%	652	611	41	6.7%
Total Same Community	12,328	96.0%	95.2%	41,120	38,553	2,567	6.7%

Acquisitions (2)
North Carolina	760	94.3%	N/A	2,438	N/A	2,438	N/A
Texas	620	95.5%	96.0%	1,976	546	1,430	N/A

Development
Tennessee	242	97.1%	N/A	1,047	2	1,045	N/A

Total Property Revenue	13,950	95.9%	93.3%	$46,581	$39,101	$7,480	19.1%

(1)	Represents physical occupancy at the end of the quarter.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Fourth Quarter Property Operating Expenses
For the Three Months Ended December 31, 2012 and 2011
(Unaudited; in thousands, except unit totals)

		2012	2011	Q4	Q4
	No. of	Physical	Physical	2012	2011	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	96.1%	97.7%	$843	$824	$19	2.3%
Southeast Michigan	1,778	95.5%	97.0%	1,954	1,787	167	9.3%
Western Michigan	438	98.6%	98.9%	467	427	40	9.4%
Central Ohio	2,007	96.3%	95.6%	2,442	2,182	260	11.9%
Northeast Ohio	1,303	95.1%	96.2%	1,586	1,427	159	11.1%
Total Midwest Properties	6,362	96.0%	96.6%	7,292	6,647	645	9.7%

Mid-Atlantic Properties
Maryland	315	96.8%	96.5%	471	497	(26)	(5.2)%
Metro DC	602	96.8%	95.7%	809	845	(36)	(4.3)%
Northern Virginia	1,272	95.6%	95.5%	1,867	1,788	79	4.4%
Southeast Virginia	864	95.7%	95.1%	897	955	(58)	(6.1)%
Total Mid-Atlantic Properties	3,053	96.0%	95.5%	4,044	4,085	(41)	(1.0)%

Southeast Properties
Central Florida	288	97.9%	96.9%	347	329	18	5.5%
Southeast Florida	1,206	96.4%	95.7%	1,958	1,932	26	1.3%
Georgia	1,197	95.1%	85.5%	1,476	1,470	6	0.4%
Total Southeast Properties	2,691	95.9%	91.3%	3,781	3,731	50	1.3%

Southwest Properties
Texas	222	97.7%	97.3%	272	235	37	15.7%
Total Southwest Properties	222	97.7%	97.3%	272	235	37	15.7%
Total Same Community	12,328	96.0%	95.2%	15,389	14,698	691	4.7%

Acquisitions (2)
North Carolina	760	94.3%	N/A	825	N/A	825	N/A
Texas	620	95.5%	96.0%	821	258	563	N/A

Development
Tennessee	242	97.1%	N/A	285	103	182	N/A

Total Property Operating Expenses	13,950	95.9%	93.3%	$17,320	$15,059	$2,261	15.0%

(1)	Represents physical occupancy at the end of the quarter.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Fourth Quarter Property Net Operating Income (Property NOI)
For the Three Months Ended December 31, 2012 and 2011
(Unaudited; in thousands, except unit totals)

		2012	2011	Q4	Q4
	No. of	Physical	Physical	2012	2011	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	96.1%	97.7%	$1,413	$1,378	$35	2.5%
Southeast Michigan	1,778	95.5%	97.0%	3,004	2,820	184	6.5%
Western Michigan	438	98.6%	98.9%	673	631	42	6.7%
Central Ohio	2,007	96.3%	95.6%	3,254	3,108	146	4.7%
Northeast Ohio	1,303	95.1%	96.2%	2,702	2,544	158	6.2%
Total Midwest Properties	6,362	96.0%	96.6%	11,046	10,481	565	5.4%

Mid-Atlantic Properties
Maryland	315	96.8%	96.5%	937	851	86	10.1%
Metro DC	602	96.8%	95.7%	2,123	1,977	146	7.4%
Northern Virginia	1,272	95.6%	95.5%	4,115	3,828	287	7.5%
Southeast Virginia	864	95.7%	95.1%	2,120	1,959	161	8.2%
Total Mid-Atlantic Properties	3,053	96.0%	95.5%	9,295	8,615	680	7.9%

Southeast Properties
Central Florida	288	97.9%	96.9%	566	548	18	3.3%
Southeast Florida	1,206	96.4%	95.7%	2,757	2,583	174	6.7%
Georgia	1,197	95.1%	85.5%	1,687	1,252	435	34.7%
Total Southeast Properties	2,691	95.9%	91.3%	5,010	4,383	627	14.3%

Southwest Properties
Texas	222	97.7%	97.3%	380	376	4	1.1%
Total Southwest Properties	222	97.7%	97.3%	380	376	4	1.1%
Total Same Community	12,328	96.0%	95.2%	25,731	23,855	1,876	7.9%

Acquisitions (3)
North Carolina	760	94.3%	N/A	1,613	N/A	1,613	N/A
Texas	620	95.5%	96.0%	1,155	288	867	N/A

Development
Tennessee	242	97.1%	N/A	762	(101)	863	N/A

Total Property NOI	13,950	95.9%	93.3%	$29,261	$24,042	$5,219	21.7%

(1)	See page 33 for a reconciliation of net income (loss) attributable to AERC to this non-GAAP measurement and for our definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Year-to-Date Property Revenue
For the Twelve Months Ended December 31, 2012 and 2011
(Unaudited; in thousands, except unit totals)

		2012	2011	YTD	YTD
	No. of	Physical	Physical	2012	2011	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenues	Revenues	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	96.1%	97.7%	$9,020	$8,571	$449	5.2%
Southeast Michigan	1,778	95.5%	97.0%	19,281	17,868	1,413	7.9%
Western Michigan	438	98.6%	98.9%	4,444	4,130	314	7.6%
Central Ohio	2,007	96.3%	95.6%	22,337	20,807	1,530	7.4%
Northeast Ohio	1,303	95.1%	96.2%	16,767	15,667	1,100	7.0%
Total Midwest Properties	6,362	96.0%	96.6%	71,849	67,043	4,806	7.2%

Mid-Atlantic Properties
Maryland	315	96.8%	96.5%	5,633	5,404	229	4.2%
Metro DC	352	97.4%	95.5%	5,626	5,407	219	4.1%
Northern Virginia	1,272	95.6%	95.5%	23,327	22,032	1,295	5.9%
Southeast Virginia	864	95.7%	95.1%	12,056	11,644	412	3.5%
Total Mid-Atlantic Properties	2,803	96.0%	95.5%	46,642	44,487	2,155	4.8%

Southeast Properties
Central Florida	288	97.9%	96.9%	3,611	3,433	178	5.2%
Southeast Florida	984	96.3%	95.8%	15,314	14,706	608	4.1%
Georgia	1,197	95.1%	85.5%	12,322	11,549	773	6.7%
Total Southeast Properties	2,469	95.9%	90.9%	31,247	29,688	1,559	5.3%

Southwest Properties
Texas	222	97.7%	97.3%	2,537	2,379	158	6.6%
Total Southwest Properties	222	97.7%	97.3%	2,537	2,379	158	6.6%
Total Same Community	11,856	96.0%	95.2%	152,275	143,597	8,678	6.0%

Acquisitions (2)
Southeast Florida	222	96.4%	95.0%	3,446	1,710	1,736	N/A
Metro DC	250	96.0%	96.0%	5,976	2,343	3,633	N/A
North Carolina	760	94.3%	N/A	4,555	N/A	4,555	N/A
Texas	620	95.5%	96.0%	5,018	546	4,472	N/A

Development
Tennessee	242	97.1%	N/A	2,552	2	2,550	N/A

Total Property Revenue	13,950	95.9%	95.2%	$173,822	$148,198	$25,624	17.3%

(1)	Represents physical occupancy at the end of the quarter.

(2)	The Company defines acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Year-to-Date Property Operating Expenses
For the Twelve Months Ended December 31, 2012 and 2011
(Unaudited; in thousands, except unit totals)

		2012	2011	YTD	YTD
	No. of	Physical	Physical	2012	2011	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	96.1%	97.7%	$3,591	$3,480	$111	3.2%
Southeast Michigan	1,778	95.5%	97.0%	7,982	7,690	292	3.8%
Western Michigan	438	98.6%	98.9%	1,927	1,801	126	7.0%
Central Ohio	2,007	96.3%	95.6%	9,832	9,096	736	8.1%
Northeast Ohio	1,303	95.1%	96.2%	6,253	5,922	331	5.6%
Total Midwest Properties	6,362	96.0%	96.6%	29,585	27,989	1,596	5.7%

Mid-Atlantic Properties
Maryland	315	96.8%	96.5%	1,956	2,039	(83)	(4.1)%
Metro DC	352	97.4%	95.5%	1,650	1,642	8	0.5%
Northern Virginia	1,272	95.6%	95.5%	7,517	7,094	423	6.0%
Southeast Virginia	864	95.7%	95.1%	3,936	3,789	147	3.9%
Total Mid-Atlantic Properties	2,803	96.0%	95.5%	15,059	14,564	495	3.4%

Southeast Properties
Central Florida	288	97.9%	96.9%	1,481	1,342	139	10.4%
Southeast Florida	984	96.3%	95.8%	6,445	6,076	369	6.1%
Georgia	1,197	95.1%	85.5%	6,039	5,907	132	2.2%
Total Southeast Properties	2,469	95.9%	90.9%	13,965	13,325	640	4.8%

Southwest Properties
Texas	222	97.7%	97.3%	1,128	1,140	(12)	(1.1)%
Total Southwest Properties	222	97.7%	97.3%	1,128	1,140	(12)	(1.1)%
Total Same Community	11,856	96.0%	95.2%	59,737	57,018	2,719	4.8%

Acquisitions (2)
Southeast Florida	222	96.4%	95.0%	1,666	888	778	N/A
Metro DC	250	96.0%	96.0%	2,029	770	1,259	N/A
North Carolina	760	94.3%	N/A	1,544	N/A	1,544	N/A
Texas	620	95.5%	96.0%	2,324	258	2,066	N/A

Development
Tennessee	242	97.1%	N/A	931	108	823	N/A

Total Property Operating Expenses	13,950	95.9%	95.2%	$68,231	$59,042	$9,189	15.6%

(1)	Represents physical occupancy at the end of the quarter.

(2)	The Company defines acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Year-to-Date Property Net Operating Income (Property NOI)
For the Twelve Months Ended December 31, 2012 and 2011
(Unaudited; in thousands, except unit totals)

		2012	2011	YTD	YTD
	No. of	Physical	Physical	2012	2011	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	96.1%	97.7%	$5,429	$5,091	$338	6.6%
Southeast Michigan	1,778	95.5%	97.0%	11,299	10,178	1,121	11.0%
Western Michigan	438	98.6%	98.9%	2,517	2,329	188	8.1%
Central Ohio	2,007	96.3%	95.6%	12,505	11,711	794	6.8%
Northeast Ohio	1,303	95.1%	96.2%	10,514	9,745	769	7.9%
Total Midwest Properties	6,362	96.0%	96.6%	42,264	39,054	3,210	8.2%

Mid-Atlantic Properties
Maryland	315	96.8%	96.5%	3,677	3,365	312	9.3%
Metro DC	352	97.4%	95.5%	3,976	3,765	211	5.6%
Northern Virgina	1,272	95.6%	95.5%	15,810	14,938	872	5.8%
Southeast Virginia	864	95.7%	95.1%	8,120	7,855	265	3.4%
Total Mid-Atlantic Properties	2,803	96.0%	95.5%	31,583	29,923	1,660	5.5%

Southeast Properties
Central Florida	288	97.9%	96.9%	2,130	2,091	39	1.9%
Southeast Florida	984	96.3%	95.8%	8,869	8,630	239	2.8%
Georgia	1,197	95.1%	85.5%	6,283	5,642	641	11.4%
Total Southeast Properties	2,469	95.9%	90.9%	17,282	16,363	919	5.6%

Southwest Properties
Texas	222	97.7%	97.3%	1,409	1,239	170	13.7%
Total Southwest Properties	222	97.7%	97.3%	1,409	1,239	170	13.7%
Total Same Community	11,856	96.0%	95.2%	92,538	86,579	5,959	6.9%

Acquisitions (3)
Southeast Florida	222	96.4%	95.0%	1,780	822	958	N/A
Metro DC	250	96.0%	96.0%	3,947	1,573	2,374	N/A
North Carolina	760	94.3%	N/A	3,011	N/A	3,011	N/A
Texas	620	95.5%	96.0%	2,694	288	2,406	N/A

Development
Tennessee	242	97.1%	N/A	1,621	(106)	1,727	N/A

Total Property NOI	13,950	95.9%	95.2%	$105,591	$89,156	$16,435	18.4%

(1)	See page 33 for a reconciliation of net income (loss) attributable to AERC to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)	The Company defines acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Debt Structure
As of December 31, 2012
(Dollar amounts in thousands)

	Balance	Percentage	Weighted
	Outstanding	of	Average
	December 31, 2012	Total Debt	Interest Rate
Fixed Rate Debt:
Secured	$376,278	52.5%	5.4%
Total Fixed Rate Debt	376,278	52.5%	5.4%

Variable Rate Debt Hedged:
Unsecured - term loan (1)	125,000	17.4%	1.9%
Total Variable Rate Debt Hedged	125,000	17.4%	1.9%

Variable Rate Debt Unhedged:
Unsecured - revolver	190,500	26.6%	1.7%
Unsecured - term loan	25,000	3.5%	1.9%
Total Variable Rate Debt Unhedged	215,500	30.1%	1.7%

TOTAL DEBT	$716,778	100.0%	3.7%

Interest coverage ratio (2)	2.98:1
Fixed charge coverage ratio (3)	2.98:1
Weighted average maturity	3.9 years

Scheduled Principal Maturities:	Secured	Unsecured	Total
2013	$130,498	$—	$130,498
2014	44,538	—	44,538
2015	20,313	—	20,313
2016	43,699	190,500	234,199
2017	—	—	—
Thereafter	137,230	150,000	287,230
Total	$376,278	$340,500	$716,778

(1)
The Company entered into a forward starting swap in December 2011 related to this debt fixing the rate beginning in June 2013 until June 2016 at a rate of 1.26% plus the credit spread which was 1.70% as of December 31, 2012, or an all-in-rate of 2.96%. The loan matures in January 2018.

(2)
Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding prepayment costs/credits. Individual line items in this calculation include results from discontinued operations where applicable.  See page 32 for a reconciliation of net income (loss) applicable to common shares to EBITDA and our definition of EBITDA.

(3)
Represents interest expense, including capitalized interest and preferred stock dividend payment coverage, excluding costs/credits.  Individual line items in this calculation include discontinued operations where applicable.

Associated Estates Realty Corporation
2013 Financial Outlook
As of February 5, 2013
This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on page 2 of this document for a list of risk factors.

Earnings Guidance Per Common Share
Expected net income attributable to AERC	$0.77 to $0.81
Expected real estate depreciation and amortization	1.13
Expected gains on disposition of properties	-0.61
Expected Funds from Operations (1)	$1.29 to $1.33

Same Community Portfolio
Revenue growth	4.0% to 5.0%
Expense growth	2.0% to 3.0%
Property NOI (2) growth	5.25% to 6.25%

Transactions
Acquisitions	$0 to $100.0 million
Dispositions	$60.0 to $100.0 million
Development	$60.0 to $70.0 million

Corporate Expenses
General and administrative expense	$17.5 to $18.0 million
Development costs	$0.8 to $1.2 million
Costs associated with acquisitions	$0 to $0.2 million

Debt
Capitalized interest	$2.5 million
Expensed interest (3)	$29.9 to $30.2 million

Capital Structure (4)
Weighted average shares outstanding	50.2 million

(1)	See page 31 for our definition of this non-GAAP measurement.

(2)	See page 33 for our definition of this non-GAAP measurement.

(3)	Includes $2.1 million of deferred financing costs.

(4)	Earnings guidance reflects no common share issuances.

Associated Estates Realty Corporation
Definitions of Non-GAAP Financial Measures
The foregoing supplemental financial data includes certain non-GAAP financial measures that we believe are helpful in understanding our business, as further described below.  Our definition and calculation of these non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable.
Funds from Operations ("FFO")
We define FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT").  This definition includes all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets, excludes impairment write-downs of depreciable real estate and gains and losses from the disposition of properties and land.  FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.  We generally consider FFO to be a useful measure for reviewing our comparative operating and financial performance because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs.
Funds from Operations ("FFO") as Adjusted
We define FFO as adjusted as FFO, as defined above, excluding $688 and $2.4 million of prepayment costs associated with debt repayments for the three and twelve months ended December 31, 2012 and $(279) of refunds for a previously defeased loan for the twelve months ended December 31, 2012. In accordance with GAAP, these prepayment costs and refunds on the previously defeased loan are included in interest expense in the Company's Consolidated Statement of Operations and Comprehensive Income. We are providing this calculation as an alternative FFO calculation as we consider it a more appropriate measure of comparing the operating performance of a company's real estate between periods or as compared to different REITs.
Funds Available for Distribution ("FAD")
We define FAD as FFO as adjusted, as defined above, plus depreciation other and amortization of deferred financing fees less recurring fixed asset additions.  Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.  We consider FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO and FFO as adjusted, it captures real estate performance by excluding gains or losses from the disposition of properties and land and depreciation on real estate assets and amortization of intangible assets.  Unlike FFO and FFO as adjusted, FAD also reflects the recurring capital expenditures that are necessary to maintain the associated real estate.

Associated Estates Realty Corporation
Definitions of Non-GAAP Financial Measures
Earnings Before Interest, Income Taxes, Depreciation and Amortization ("EBITDA")
EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.  We consider EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation, income taxes and interest which permits investors to view income from operations unclouded by non-cash depreciation or the cost of debt.  Below is a reconciliation of net income (loss) applicable to common shares to EBITDA.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(In thousands)	2012	2011	2012	2011

Net income (loss) applicable to common shares	$6,911	$(2,213)	$30,592	$5,328
Interest expense (1)	7,757	8,373	31,084	32,182
Gain on disposition of properties	(4,030)	—	(26,849)	(14,597)
Depreciation and amortization	14,632	13,654	55,544	53,930
Income taxes	88	48	363	225

Total EBITDA	$25,358	$19,862	$90,734	$77,068

(1)
The three and twelve months ended December 31, 2012, include $688 and $2.4 million of prepayment costs and the twelve months ended December 31, 2012 include $(279) for refunds on a previously defeased loan.

Net Operating Income ("NOI")
NOI is determined by deducting property operating and maintenance expenses, direct property management and service company expense and construction and other services expense from total revenue.  We consider NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio and management and service company at the property and management service company level and is used to assess regional property and management and service company level performance.  NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.

Associated Estates Realty Corporation
Definitions of Non-GAAP Financial Measures
Property Net Operating Income ("Property NOI")
Property NOI is determined by deducting property operating and maintenance expenses from total property revenue.  We consider Property NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio at the property level and is used to assess regional property level performance.  Property NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs. The following is a reconciliation of Property NOI to total consolidated net income (loss) attributable to AERC.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(In thousands)	2012	2011	2012	2011

Property NOI	$29,261	$24,042	$105,591	$89,156
Office NOI	383	—	1,046	—
Construction and other services net income (loss)	6	(1,043)	(176)	(2,428)
Depreciation and amortization	(14,632)	(12,973)	(54,306)	(50,321)
General and administrative expense	(4,426)	(4,214)	(16,995)	(15,944)
Development costs	(64)	(178)	(864)	(435)
Costs associated with acquisitions	(32)	(236)	(798)	(539)
Interest expense	(7,757)	(8,051)	(30,838)	(30,769)
Income (loss) from continuing operations	2,739	(2,653)	2,660	(11,280)
Income from discontinued operations:
Operating Income, net of interest expense	162	443	1,102	2,051
Gain on disposition of properties	4,030	—	26,849	14,597
Income from discontinued operation	4,192	443	27,951	16,648
Net income (loss)	6,931	(2,210)	30,611	5,368
Net income attributable to noncontrolling redeemable interest	(20)	(3)	(19)	(40)
Consolidated net income (loss) attributable to AERC	$6,911	$(2,213)	$30,592	$5,328
Recurring Fixed Asset Additions
We consider recurring fixed asset additions to a property to be capital expenditures made to replace worn out assets so as to maintain the property's value.
Investment/Revenue Enhancing and/or Non-Recurring Fixed Asset Additions
We consider investment/revenue enhancing and/or non-recurring fixed assets to be capital expenditures if such improvements increase the value of the property and/or enable us to increase rents.
Same Community Properties
Same Community properties are conventional multifamily residential apartments which were owned and operational for the entire periods presented.